As filed,  via EDGAR,  with the  Securities  and Exchange  Commission on June 2,
1999.

                                                              File No.:333-63753
                                                              ICA No.: 811-7691

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Filed by the registrant  [X]
     Filed by a party other than the registrant [ ]
     Check the appropriate box:
     [ |   Preliminary proxy statement          [ ]   Confidential, for Use
     [X]   Definitive proxy statement                 of the Commission Only
     [ ]   Definitive additional materials            (as permitted by Rule
                                                         14a-6(e)(2))
     [ ]   Soliciting material pursuant to Rule 14a-11(c)
            or Rule 14a-12

                         THE DESSAUER GLOBAL EQUITY FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                         Alexandra Kambouris Alberstadt
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X]  No fee  required.

     [ ]  Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, schedule or registration statement no.:

     (3)  Filing party:

     (4)  Date filed:

                         THE DESSAUER GLOBAL EQUITY FUND
                                  4 Main Street
                          Orleans, Massachusetts 02653
                                 (508) 255-1651


Dear Shareholder:

         You are invited to attend a Special Meeting of the shareholders (the "Meeting") of The Dessauer Global Equity Fund (the "Fund"), on June 28, 1999 at 3:00 p.m. Eastern time at the offices of Edwards & Angell, 101 Federal Street, Boston, Massachusetts 02110. At the Meeting, we will ask shareholders to consider:

     1. A proposal to approve a new investment advisory agreement for the Fund which is identical to the current agreement except for the execution date;

     2. A proposal to clarify the Fund's fundamental investment restriction regarding borrowing; and

     3. Any other business properly brought before the Meeting or any adjournment(s) thereof.


         The first of these proposals is related to the resignation of John Dessauer as an officer and shareholder of Dessauer & McIntyre Asset Management, Inc., the Fund's investment adviser. Understandably, when situations such as this occur, often there is confusion surrounding the impact that these business decisions have on you as shareholders. Mr. Dessauer's resignation does not alter the portfolio management or stock selection of the Fund. I have been the sole manager of the Fund's portfolio since the Fund began on May 30, 1997. The Fund will continue to adhere to the same investment strategies and management policies as it has in the past.

         We anticipate that approving these proposals will benefit all shareholders of the Fund. The Board of Trustees has given careful consideration to these proposals and has concluded that they are in the best interests of the Fund and its shareholders. We urge you to approve these proposals.

         We welcome your attendance at the Meeting. If you are unable to attend, please sign, date and return the enclosed proxy card promptly in order to spare the additional proxy solicitation expense.

Dated:   June 2, 1999
                                           By Order of the Board of Trustees,

                                           /s/ Thomas P. McIntyre

                                           Thomas P. McIntyre
                                           Chairman

                         THE DESSAUER GLOBAL EQUITY FUND
                                  4 Main Street
                          Orleans, Massachusetts 02653
                                 (508) 255-1651


                    Notice of Special Meeting of Shareholders
                            to be held June 28, 1999

         You are invited to attend a Special Meeting of the shareholders (the "Meeting") of The Dessauer Global Equity Fund (the "Fund"), a Delaware business trust, on June 28, 1999 at 3:00 p.m. Eastern time at the offices of Edwards & Angell, 101 Federal Street, Boston, Massachusetts 02110.
At the Meeting, we will ask shareholders to vote on:

     1. A proposal to approve a new investment advisory agreement for the Fund;

     2. A proposal to clarify the Fund's fundamental investment restriction regarding borrowing; and

     3. Any other business properly brought before the Meeting or any adjournment(s) thereof.

         Any shareholder who owned shares of the Fund on May 14, 1999 (the "Record Date") will receive notice of the Meeting and will be entitled to vote at the Meeting or any and all adjournment(s) of the Meeting. Please read the full text of the Proxy Statement for a complete understanding of the proposals.

Dated:   June 2, 1999
                                             By Order of the Board of Trustees,

                                             /s/ Linda R. Reed

                                             Linda R. Reed, Secretary



         YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                         THE DESSAUER GLOBAL EQUITY FUND

                                 PROXY STATEMENT
                               Dated June 2, 1999

                         SPECIAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  June 28, 1999

GENERAL INFORMATION

         This is a proxy statement for The Dessauer Global Equity Fund (the "Fund"), a Delaware business trust. The Trustees of the Fund are soliciting your proxy for a Special Meeting of shareholders (the "Meeting") to approve proposals that have already been approved by the Trustees. The Meeting will be held on June 28, 1999 at 3:00 p.m. Eastern time at the offices of Edwards & Angell, 101 Federal Street, Boston, Massachusetts 02110.

     The Meeting has been called for the following purposes:

     1.   To approve a new investment advisory agreement for the Fund;

     2. To clarify the Fund's fundamental investment restriction regarding borrowing; and

     3. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.


         You should read this entire Proxy Statement before voting. If you have any questions, please call us at 800-560-0086.

         We are first mailing this Proxy Statement, Notice of Meeting and Proxy Card to shareholders on or about June 2, 1999.

         The Fund is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site that contains information about the Fund. Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's New York Regional Office, Seven World Trade Center, New York, NY 10048. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.


         The Board of Trustees has fixed the close of business on May 14, 1999 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof (the "Record Date"). As of the Record Date, there were approximately 4,984,626.2170 outstanding shares of the Fund. The holders of each share of the Fund shall be entitled to one vote for each full share and a fractional vote for each fractional share. As of May 14, 1999, the following shareholders owned, directly or indirectly, 5% or more of the Fund's outstanding shares:

  Name and Address                      Number of Shares             Percent
of Beneficial Owner/1/                 Beneficially Owned            of Fund
----------------------                 ------------------            -------

Wheat, First Securities, Inc.            2,084,255.2230              41.81%
77 Water Street
New York, NY 10005-4401


Charles Schwab & Co., Inc.                482,794.5600                9.69%
101 Montgomery Street
San Francisco, CA 94101-4122


National Financial Services Corp.         371,400.5720                7.45%
200 Liberty Street
1 World Financial Center
New York, NY 10281-1003




         A copy of the Fund's annual report for the fiscal year ended March 31, 1999 may be obtained free of charge by calling the Fund, toll free, at 800-560-0086.


                                   Proposal 1

                    APPROVAL OF INVESTMENT ADVISORY AGREEMENT

         The Fund proposes that shareholders approve a new Investment Advisory Agreement between the Fund and its investment adviser, Dessauer & McIntyre Asset Management, Inc. (the "Investment Adviser"). The new Investment Advisory Agreement is identical to the prior agreement except for the execution date. There is no change in the amount of fees the Fund would pay under this new agreement. There is no change in the scope or amount of services the Fund receives from the Investment Adviser under the new agreement.

         The Investment Adviser is a registered investment adviser located at 4 Main Street, Orleans, Massachusetts 02653. As of May 141, 1999, the Investment Adviser managed $463 million in both U.S. and international assets for its clients. The Investment Adviser has provided investment advisory services to the Fund since its inception pursuant to an Investment Advisory Agreement dated June 27, 1998. On that date, shareholders approved amendments to the investment advisory contract to reflect the resignation of Guinness Flight Investment Management, Ltd., as co-manager of the Fund. In addition, shareholders approved a reduction in advisory fees from 1.00% to 0.75%. Under the current Investment Advisory Agreement (as well as under the proposed new agreement), the Fund pays the Investment Adviser an advisory fee at an annual rate equal to 0.75% of the Fund's average weekly net assets for the Fund's then current fiscal year. For the period from April 1, 1998 through
--------

/1/ These shareholders own shares in nominee accounts for many individual shareholders. The Fund is not aware of the size or identity of the underlying individual accounts held by Wheat, First Securities, Inc., Charles Schwab & Co., Inc. or National Financial Services Corp.

March 31, 1999, the investment advisory fees paid to the Investment Adviser amounted to $574,596.00.

          On May 14, 1999, the current Investment Advisory Agreement between the Fund and the Investment Adviser automatically terminated in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"), due to a change in control of the Investment Adviser and the subsequent assignment of the agreement. This change in control occurred because Mr. John Dessauer ceased to be a controlling shareholder and officer of the Investment Adviser. Mr. Dessauer informed the Fund's Trustees that his withdrawal from the Investment Adviser was based on personal and business reasons and was unrelated to the Fund's activities. Mr. Dessauer, the Investment Adviser and Mr. McIntyre are currently litigating various issues relating to the Investment Adviser including its use of the name "Dessauer." The Fund uses the name "Dessauer" pursuant to a provision in the current and proposed new Investment Advisory Agreements.

         Mr. Thomas P. McIntyre now owns 100% of the Investment Adviser, and continues to manage the Fund's portfolio as he has since May 30, 1997. Mr. McIntyre, whose business address is 4 Main Street, Orleans, Massachusetts 02653, joined the Investment Adviser in 1989 and became President in 1992. The resignation of Mr. Dessauer will not effect the Fund's investment objective or policies or the way the Fund is managed.

          The new Investment Advisory Agreement, a copy of which is attached as Exhibit A, is identical to the prior agreement except for the date of execution. Both the current and the new Investment Advisory Agreements provide that the Investment Adviser supervises and assists in the overall management of the Fund's affairs subject to the authority of the Board of Trustees. The 1940 Act requires that a new investment advisory agreement be separately approved by the Board and the shareholders. On May 20, 1999, the Board of Trustees approved the new Investment Advisory Agreement noting the benefits to the Fund of continuity of the advisory services provided by Mr.
McIntyre.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

         The approval of the new Investment Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy. If the shareholders of the Fund do not approve the new Investment Advisory Agreement, the Board will take such further action as it may deem to be in the best interests of the Fund's shareholders.

                        THE BOARD OF TRUSTEES RECOMMENDS
               THAT SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL

                                   Proposal 2

                           CLARIFICATION OF THE FUND'S
                       FUNDAMENTAL INVESTMENT RESTRICTION
                               REGARDING BORROWING

         The 1940 Act requires a registered investment company, including the Fund, to have certain specific investment policies that can be changed only by a vote of a majority of the company's shareholders. Investment companies may also elect to designate other policies that may be changed only by a shareholder vote. Both types of policies are often referred to as "fundamental investment restrictions." These investment restrictions have been in effect since the Fund's inception and are described in the Fund's Statement of Additional Information. The Fund is proposing to clarify one of these investment restrictions with regard to borrowing.

         The current investment restriction states that the Fund may not:

               Borrow money or issue senior securities or pledge its assets, except that the Fund may borrow up to 33 1/3% of the value of its total assets from a bank (i) for temporary or emergency purposes, including to meet redemption requests if the Fund is operating as an open-end investment company, (ii) for such short-term credits necessary for the clearance or settlement of the transactions,
               (iii) to finance repurchase of its Shares or (iv) to pay dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Code or otherwise to avoid taxation under the Code in amounts not exceeding 5% of its total assets (including the amount borrowed and excluding the liability for the borrowings).

         The Fund proposes to change this investment restriction to state that:

               (1) The Fund may borrow money to the extent permitted under the Investment Company Act of 1940.

               (2) The Fund may not issue any senior security (as defined in the Investment Company Act of 1940), except that the Fund may (a) engage in transactions that result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the Investment Company Act of 1940, an exemptive order or interpretation of the staff of the Securities and Exchange Commission; (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the Investment Company Act of 1940; (c) issue multiple classes of shares in accordance with the regulations of the Securities and Exchange Commission; and (d) to the extent it might be considered the issuance of a senior security, borrow money as authorized by the Investment Company Act of 1940.

         This change will give the Fund the flexibility to borrow money and to engage in other permitted activities related to borrowing including pledging assets within the limits of the 1940 Act. The investment restriction is also clarified by being separately stated, to underscore that the Fund may borrow money to the extent permitted under the 1940 Act. In addition, the prior investment restriction contained language that was relevant only because the Fund was a closed-end fund. Since the Fund has converted to an open-end fund, changing this restriction will give the Fund greater flexibility to respond to regulatory developments and changes in the financial markets without incurring the cost and expense of a shareholder meeting. Borrowing money to purchase securities may place the Fund at risk and therefore the Fund has no current intention to borrow money to purchase securities. The Fund may, however, pledge some securities to secure the committed line of credit obtained from BankBoston, N.A., for the purpose of meeting redemptions of shares.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

         Approval of the clarification of the fundamental investment restriction regarding borrowing requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.



OTHER INFORMATION

The Principal Underwriter. The Fund's principal underwriter is First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018.

The   Administrator.    The   Fund's   administrator   is   Investment   Company
Administration, L.L.C., 2020 E. Financial Way, Suite 100, Glendora, California 91741.

Proxy Solicitation. The Fund will solicit shareholder proxies primarily by mail, but may also solicit proxies by telephone, telegraph, facsimile, or person interview conducted by certain officers or employees of the Fund, the Investment Adviser, the Fund's administrator, and any of their affiliates, none of whom will receive compensation therefor. The Fund will retain Shareholder Communications, Inc. to solicit proxies on the Fund's behalf. The Fund expects to pay for proxy solicitation services but no amount has been determined.

Proxy Solicitation Costs. The Fund will pay all costs of soliciting proxies from its own shareholders, including costs relating to the printing, mailing and tabulation of proxies. By voting immediately, you can help the Fund avoid the considerable expense of a second proxy solicitation.

Quorum.
         In order for these proposals to be voted, the Fund must achieve a quorum. This means that one third (1/3) of the Fund's shares must be represented at the meeting, either in person or by proxy. All returned proxies count towards a quorum, regardless of how they are voted. The Fund will count broker non-votes toward a quorum, but not toward the approval of any proposal. (A broker non-vote is a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power).

         If a quorum is not present when the Meeting is called to order, then the proxy attorneys may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present but sufficient votes in favor or one or more proposals have not been received, the proxy attorneys may propose one or more adjournments of the Meeting to permit further proxy solicitations. All such adjournments require the affirmative vote of a majority of the shares present at the Meeting. The proxy attorneys will vote the proxies that they are entitled to vote in favor of the proposal, in favor of the adjournment, and those proxies that are required to be voted against the proposal, against the adjournment. If there are sufficient votes for the approval of one or more proposals, a vote may be taken on those proposals prior to any such adjournment if it is otherwise appropriate. Adjourned session or sessions may be held within a reasonable time after June 28, 1999 without the necessity of further notice.

Returning a signed but unmarked proxy. If you sign and return the proxy ballot, but do not indicate a choice as to any of the proposals on the proxy ballot, the proxy attorneys will vote those shares of beneficial interest ("shares") for the proposal(s).

Revoking your proxy. You can revoke your proxy at any time up until the voting results are announced. You can revoke your proxy by giving notice to the Secretary of the Fund prior to the Meeting or by delivering a subsequently dated proxy or by attending and voting at the Meeting in person.

Other Matters. As of the date of this proxy statement, the only business which management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If other matters do come up, the proxies will use their best judgment to vote on behalf of shareholders. If you do not want the proxies to vote other matters on your behalf, you must give notice to the Fund in writing before the meeting that the proxies are not authorized to vote other matters on your behalf.

Submission of Proposals for the Next Annual Meeting of the Fund.

         Under the Fund's Trust Instrument and By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act (for example, when fewer than a majority of the Trustees have been elected by shareholders). However, rules of the New York Stock Exchange, on which the shares of the Fund were traded when it was a closed-end fund, required that the Fund hold annual meetings. Since the Fund has converted to an open-end fund, the Fund will no longer hold annual shareholder meetings. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Fund at 4 Main Street, Orleans, Massachusetts 02653, and must be received by the Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                            By Order of the Board of Trustees,

                                            /s/ Linda R. Reed

                                            Linda R. Reed, Secretary

                                                                       EXHIBIT A
                          INVESTMENT ADVISORY AGREEMENT

                                     between

                         THE DESSAUER GLOBAL EQUITY FUND

                                       and

                   DESSAUER & MCINTYRE ASSET MANAGEMENT, INC.


         INVESTMENT ADVISORY AGREEMENT, dated as of June __, 1999, by and between THE DESSAUER GLOBAL EQUITY FUND, a Delaware business trust (the "Fund"), and DESSAUER & MCINTYRE ASSET MANAGEMENT, INC. ( "Dessauer & McIntyre").


                               W I T N E S S E T H
                               -------------------

         WHEREAS, the Fund is engaged in business as a open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder, the "Act"); and

         WHEREAS, Dessauer & McIntyre is an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

         WHEREAS, the Fund wishes to engage Dessauer & McIntyre to provide certain investment advisory services for the Fund, and Dessauer & McIntyre is willing to provide such services for the Fund on the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

         1. Appointment.
            ------------

         Dessauer & McIntyre agrees, all as more fully set forth herein, to act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Fund.

          2. Duties and Obligations of Dessauer & McIntyre With Respect to the Investment of Assets of the Fund.
               -----------------------------------------------------------------

         (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Fund, Dessauer & McIntyre shall:

               (i) monitor continuously the investment program of the Fund and the composition of its portfolio;

               (ii) determine what securities shall be purchased or sold for the portfolio of the Fund;

               (iii)arrange for the purchase and the sale of securities  held in the portfolio of the Fund;

               (iv) provide  information to the Board of Trustees  regarding the portfolio of the Fund; and

               (v) supervise, together with the Administrator, the operations of the Fund.

         (b) Any services furnished by Dessauer & McIntyre under this section shall at all times conform to, and be in accordance with, any requirements imposed by:

               (i)  the provisions of the Act;

               (ii) any other applicable provisions of state and Federal law;

               (iii)the  provisions  of the  Fund's  Declaration  of  Trust  and
                    By-Laws, as amended from time to time;

               (iv) any policies and  determinations of the Board of Trustees of the Fund; and

               (v) the fundamental policies of the Fund, as reflected in its Registration Statement under the Act, as amended from time to time.

         (c) Dessauer & McIntyre shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, and in connection therewith Dessauer & McIntyre shall not be liable to the Fund or its security holders for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for wilful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this subsection (c), the term "Dessauer & McIntyre" shall include board members, officers and employees of Dessauer & McIntyre as well as the entity referred to as "Dessauer & McIntyre" itself.

         (d) Nothing in this Agreement shall prevent Dessauer & McIntyre or any affiliated person (as defined in the Act) of Dessauer & McIntyre from acting as investment adviser or manager for any other person, firm or corporation
(including other investment companies) and shall not in any way limit or restrict Dessauer & McIntyre or any such affiliated person from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that Dessauer & McIntyre expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement. Dessauer & McIntyre agrees that it will not deal with itself, or with the Trustees of the Fund or the Fund's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of the Fund, except as permitted by the Act, and will comply with all other provisions of the Fund's Declaration of Trust and By-Laws and the then-current prospectus and statement of additional information applicable to the Fund relative to Dessauer & McIntyre and its board members and officers.

         (e) The Fund will supply Dessauer & McIntyre with certified copies of the following documents: (i) the Fund's Declaration of Trust and By-Laws, as amended; (ii) resolutions of the Fund's Board of Trustees and shareholders authorizing the appointment of Dessauer & McIntyre and approving this Agreement;
(iii) the Fund's Registration Statement, as filed with the Securities and Exchange Commission; and (iv) the Fund's most recent prospectus and statement of additional information. The Fund will furnish Dessauer & McIntyre promptly with copies of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the Securities and Exchange Commission.

         (f) The Fund will supply, or cause its custodian bank to supply, to Dessauer & McIntyre such financial information as is necessary or desirable for the functions of Dessauer & McIntyre hereunder.

         3. Broker-Dealer Relationships.
            ----------------------------

         Dessauer & McIntyre is responsible for decisions to buy and sell securities for the portfolio of the Fund, broker-dealer selection and negotiation of its brokerage commission rates. Dessauer & McIntyre's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that many of the Fund's portfolio transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances, Dessauer & McIntyre may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker or dealer to execute each particular transaction, Dessauer & McIntyre will take the following into consideration: the best price available; the reliability, integrity and financial condition of the broker or dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker or dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, Dessauer & McIntyre shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to Dessauer & McIntyre an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if Dessauer & McIntyre determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Dessauer & McIntyre's overall responsibilities with respect to the Fund. Dessauer & McIntyre is further authorized to allocate the orders placed by it on behalf of the Fund to an affiliated broker-dealer, if any, or to such brokers and dealers who also provide research or statistical material, or other services to the Fund (which material or services may also assist Dessauer in rendering services to other clients). Such allocation shall be in such amounts and proportions as Dessauer & McIntyre shall determine and Dessauer & McIntyre will report on said allocations regularly to the Board of Trustees of the Fund indicating the brokers to whom such allocations have been made and the basis therefor.

         4. Allocation of Expenses.
            -----------------------

         Dessauer & McIntyre agrees that it will furnish the Fund, at its expense, all office space and facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. Dessauer & McIntyre agrees that it will supply to the Administrator of the Fund all necessary financial information in connection with the Administrator's duties under any agreement between the Administrator and the Fund on behalf of the Fund. All costs and expenses associated with any administrative functions delegated by Dessauer & McIntyre to the Administrator that are not pursuant to any agreement between the Administrator and the Fund or Dessauer & McIntyre and the Fund will be paid by Dessauer & McIntyre. All other costs and expenses not expressly assumed by Dessauer & McIntyre under this Agreement or by the Administrator under the Administration Agreement between it and the Fund on behalf of the Fund shall be paid by the Fund from the assets of the Fund, including, but not limited to (i) fees paid to Dessauer & McIntyre and the Administrator; (ii) interest and taxes; (iii) brokerage commissions; (iv) insurance premiums; (v) compensation and expenses of the trustees other than those affiliated with Dessauer & McIntyre or the Administrator; (vi) legal, accounting and audit expenses; (vii) fees and expenses of any transfer agent, distributor, registrar, dividend disbursing agent or shareholder servicing agent of the Fund; (viii) expenses, including clerical expenses, incident to the issuance, redemption or repurchase of shares of the Fund, including issuance on the payment of, or reinvestment of, dividends; (ix) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; (x) expenses of preparing, setting in type, printing and mailing prospectuses, statements of additional information, reports and notices and proxy material to shareholders of the Fund; (xi) all other expenses incidental to holding meetings of the Fund's trustees and shareholders; (xii) expenses connected with the execution, recording and settlement of portfolio securities transactions; (xiii) fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; (xiv) expenses of calculating net asset value of the shares of the Fund; (xv) industry membership fees allocable to the Fund; and
(xvi) such extraordinary expenses as may arise, including litigation affecting the Fund and the legal obligations which the Fund may have to indemnify the officers and directors with respect thereto.

         5. Compensation of Dessauer & McIntyre.
            ------------------------------------

         For the services to be rendered, the Fund shall pay to Dessauer & McIntyre from the assets of the Fund an investment advisory fee paid monthly at an annual rate equal to 0.75% of the Fund's average weekly net assets for the Fund's then-current fiscal year. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If the Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be pro rated in a manner consistent with the calculation of the fees as set forth above. Payment of Dessauer & McIntyre's compensation for the preceding month shall be made within five days after the end of that month.

         6. Duration, Amendment and Termination.
            ------------------------------------

         (a) This Agreement shall go into effect as to the Fund on the date set forth above (the "Effective Date") and shall, unless terminated as hereinafter provided, continue in effect for two years from the Effective Date and shall continue from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Fund, including the vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the trustees.

         (b) This Agreement may be amended only if such amendment is approved by the vote of the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund.

         (c) This Agreement may be terminated by Dessauer & McIntyre at any time without penalty upon giving the Fund sixty (60) days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving Dessauer sixty (60) days' written notice (which notice may be waived by Dessauer & McIntyre), provided that such termination by the Fund shall be approved by the vote of a majority of all the trustees in office at the time or by the vote of the holders of a "majority" (as defined in the Act) of the voting securities of the Fund at the time outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its "assignment" (as defined in the Act).

         7. Board of Trustees' Meeting.
            ---------------------------

         The Fund agrees that notice of each meeting of the Board of Trustees of the Fund will be sent to Dessauer & McIntyre and that the Fund will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as Dessauer & McIntyre may designate.

         8. Name.
            -----

         The Fund hereby acknowledges that any and all rights in or to the name "Dessauer" which exist on the date of this Agreement or which may arise hereafter are, and under any and all circumstances shall continue to be, the sole property of Dessauer & McIntyre; that Dessauer & McIntyre may assign any or all of such rights to another party or parties without the consent of the Fund; and that Dessauer & McIntyre may permit other parties, including other investment companies, to use the word "Dessauer" in their names. If Dessauer & McIntyre, or its assignee as the case may be, ceases to serve as an adviser to the Fund, the Fund hereby agrees to take promptly any and all actions which are necessary or desirable to change its name and the name of the Fund so as to delete the word "Dessauer".

         9. Notices.
            --------

         Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice.

         10. Questions of Interpretation.
             ----------------------------

         Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act, as amended, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement, is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

         11. This Agreement shall be construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions thereof.


         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                   THE DESSAUER GLOBAL EQUITY FUND


                   By____________________________________________________
                        Title: President



                   DESSAUER & MCINTYRE ASSET MANAGEMENT, INC.


                   By____________________________________________________
                        Title:  President

================================================================================



THE DESSAUER GLOBAL EQUITY FUND                  THE DESSAUER GLOBAL EQUITY
c/o National  Financial  Data  Services                     FUND
Post Office Box 41922D                                     PROXY
City, MO 64141-622D

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Dessauer Global Equity Fund (the Kansas "Fund") for use at a Special Meeting of Shareholders to be held at the offices of Edwards & Angell, 101 Federal Street, Boston, Massachusetts 02110 on June 28, 1999 at 3:00 p.m. Eastern time.

         The undersigned hereby appoints Thomas P. McIntyre and Robert Flynn, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the following matters:
================================================================================






TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                  DESSAUR     KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
THE DESSAUER GLOBAL EQUITY FUND

     Every properly signed proxy will be voted in the manner specified thereon and, in the bsence of specification, will be treated as GRANTING authority to vote FOR Proposal 1, to approve the new Investment Advisory Agreement, and FOR Proposal 2, to clarify the Fund's fundamental investment restriction regarding borrowing.

     Receipt of a combined Notice of Special Meeting and Proxy Statement is hereby acknowledged.

     Vote on Proposals:
================================================================================

     1. Vote on Proposal to approve the new Investment Advisory Agreement


                     FOR             AGAINST           ABSTAIN
                     |_|               |_|               |_|
--------------------------------------------------------------------------------

     2. Vote on Proposal to clarify the Fund's fudamental investment restriction regarding borrowing

                     FOR             AGAINST           ABSTAIN
                     |_|               |_|               |_|
--------------------------------------------------------------------------------
================================================================================

IMPORTANT: Joint owners must EACH sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such.


Signature (PLEASE SIGN WITHIN BOX)   Date       Signature (Joint Owners)    Date




                                      -15-